Exhibit 99.1

This English translation is for convenience purposes only. This is not an official translation and is not binding. Whilst reasonable care and skill have been exercised in the preparation hereof, no translation can ever perfectly reflect the original Hebrew version. In the event of any discrepancy between the Hebrew version and this translation, the Hebrew version shall prevail.

PACIFIC OAK SOR (BVI) HOLDINGS, LTD.

INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS OF SEPTEMBER 30, 2023

UNAUDITED

U.S. DOLLARS IN THOUSANDS

INDEX

Page

Consolidated Statements of Financial Position	2

Consolidated Statements of Profit or Loss	3

Consolidated Statements of Equity	4-5

Consolidated Statements of Cash Flows	6-7

Notes to Interim Consolidated Financial Statements	8-18

- - - - - - - - - - - - - - - - - - -

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	September 30,		December 31,
	2023	2022	2022
	Unaudited		Audited
	U.S. dollars in thousands
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$69,741	$83,876	$94,391
Financial assets at fair value through profit or loss	26,909	63,783	60,152
Rents and other receivables, net	2,738	3,357	3,157
Prepaid expenses and other assets	8,073	6,530	5,073
Due from affiliate	—	31	—
Restricted cash	28,583	5,806	20,799
	136,044	163,383	183,572
NON-CURRENT ASSETS
Investment properties	1,580,508	1,783,928	1,699,963
Property plant and equipment - hotels, net	40,858	42,039	41,697
Goodwill	2,165	5,436	5,436
Investment in joint ventures	160,333	177,754	161,486
Restricted cash	31,164	51,519	40,314
	1,815,028	2,060,676	1,948,896
Total assets	$1,951,072	$2,224,059	$2,132,468
LIABILITIES AND EQUITY
CURRENT LIABILITIES
Notes payable, net	$170,391	$217,025	$273,397
Debentures and bonds payable, net	98,184	—	—
Accounts payable and accrued liabilities	21,202	25,726	23,999
Due to affiliates	6,355	3,428	2,976
Other liabilities	27,085	12,225	38,895
Lease obligation	180	360	360
Rental security deposits	1,216	—	1,651
Series A Cumulative Convertible Redeemable Preferred Stock	—	15,233	—
	324,613	273,997	341,278
NON-CURRENT LIABILITIES
Notes payable, net	482,921	515,649	455,036
Debentures and bonds payable, net	281,822	310,184	316,276
Lease obligation	9,334	9,065	9,086
Rental security deposits	4,667	6,029	4,840
Other liabilities	16,757	17,000	—
	795,501	857,927	785,238
Total liabilities	1,120,114	1,131,924	1,126,516
EQUITY
Owner's net equity	820,518	1,079,833	993,380
Non-controlling interests	10,440	12,302	12,572
Total equity	830,958	1,092,135	1,005,952
Total liabilities and equity	$1,951,072	$2,224,059	$2,132,468

The accompanying notes are an integral part of the interim consolidated financial statements.

November 21, 2023	/s/ Michael Allen Bender	/s/ Peter McMillan III	/s/ Keith David Hall
Date of approval of	Bender, Michael Allen	McMillan III, Peter	Hall, Keith David
financial statements	Chief Financial Officer	Chairman of Board of Directors	Chief Executive Officer

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF PROFIT OR LOSS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2023	2022	2023	2022	2022
	Unaudited				Audited
	U.S. dollars in thousands
Revenues and other income:
Rental income	$90,595	$83,280	$30,811	$29,570	$112,900
Tenant reimbursements	8,673	8,935	2,557	2,731	12,328
Hotel revenues	6,673	27,952	1,195	9,181	30,749
Other operating income	1,612	1,208	573	391	1,892
Total revenues and other income	107,553	121,375	35,136	41,873	157,869

Expenses:
Operating, maintenance, and management fees	(36,504)	(34,503)	(13,278)	(13,059)	(46,901)
Real estate taxes and insurance	(18,541)	(15,753)	(6,281)	(5,650)	(21,133)
Hotel expenses	(5,275)	(17,480)	(1,330)	(5,371)	(19,252)
Total expenses	(60,320)	(67,736)	(20,889)	(24,080)	(87,286)
Gross profit	47,233	53,639	14,247	17,793	70,583

Fair value adjustment of investment properties, net	(96,355)	103,865	(2,982)	76,411	56,913
Depreciation	(886)	(1,899)	(257)	(312)	(2,212)
Equity in (loss) income of unconsolidated joint ventures	(28,397)	(3,388)	24,624	(20,535)	(19,656)
Asset management fees to affiliate	(11,380)	(9,945)	(3,697)	(3,630)	(13,678)
Impairment charges on goodwill	(3,271)	(8,098)	(3,271)	(8,098)	(8,098)
Other operating expenses	—	(2,546)	—	(2,546)	(2,546)
General and administrative expenses	(3,847)	(4,277)	(175)	(1,364)	(4,100)
Operating (loss) profit	(96,903)	127,351	28,489	57,719	77,206

Transaction and related costs	—	(108)	—	—	—
Finance income	2,295	156	1,079	62	233
Finance loss from financial assets at fair value through profit or loss, net	(15,658)	(42,995)	(1,646)	(18,579)	(46,389)
Finance expenses	(49,747)	(34,410)	(17,928)	(13,349)	(49,253)
Gain on extinguishment of debt	—	2,367	—	—	2,367
Foreign currency transaction adjustments, net	(4,675)	37,100	(1,123)	6,003	29,038
Net (loss) income before income taxes	$(164,688)	$89,461	$8,871	$31,856	$13,202
Income tax provision	(3,662)	—	—	—	(4,924)
Net (loss) income	$(168,350)	$89,461	$8,871	$31,856	$8,278

Net (loss) income attributable to owner	$(166,862)	$91,757	$9,418	$37,108	$10,304
Net (loss) income attributable to non-controlling interests	(1,488)	(2,296)	(544)	(5,252)	(2,026)
Net (loss) income	$(168,350)	$89,461	$8,874	$31,856	$8,278
Total comprehensive (loss) income	$(168,350)	$89,461	$8,874	$31,856	$8,278

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2023	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952
Net loss	—	(166,862)	—	(166,862)	(1,488)	(168,350)
Total comprehensive loss	—	(166,862)	—	(166,862)	(1,488)	(168,350)
Distributions to Owner	—	(6,000)	—	(6,000)	—	(6,000)
Non-controlling interest contribution	—	—	—	—	450	450
Non-controlling interests distributions	—	—	—	—	(1,094)	(1,094)
Balance at September 30, 2023	$693,554	$83,890	$43,074	$820,518	$10,440	$830,958

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at January 1, 2022	$693,554	$271,448	$43,074	$1,008,076	$26,576	$1,034,652
Net income (loss)	—	91,757	—	91,757	(2,296)	89,461
Total comprehensive income (loss)	—	91,757	—	91,757	(2,296)	89,461
Distribution declared to Owner	—	(20,000)	—	(20,000)	—	(20,000)
Reclassification of redeemable non-controlling interest to liability	—	—	—	—	(6,687)	(6,687)
Non-controlling interest contribution	—	—	—	—	1,569	1,569
Non-controlling interest distributions	—	—	—	—	(6,860)	(6,860)
Balance at September 30, 2022	$693,554	$343,205	$43,074	$1,079,833	$12,302	$1,092,135

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at July 1, 2023	$693,554	$78,472	$43,074	$815,100	$11,015	$826,115
Net income (loss)	—	9,418	—	9,418	(544)	8,874
Total comprehensive income (loss)	—	9,418	—	9,418	(544)	8,874
Distribution to Owner	—	(4,000)	—	(4,000)	—	(4,000)
Non-controlling interest contribution	—	—	—	—	450	450
Non-controlling interest distribution	—	—	—	—	(481)	(481)
Balance at September 30, 2023	$693,554	$83,890	$43,074	$820,518	$10,440	$830,958

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF EQUITY (CONTINUED)

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Unaudited
	U.S. dollars in thousands
Balance at July 1, 2022	$693,554	$306,097	$43,074	$1,042,725	$22,814	$1,065,539
Net income (loss)	—	37,108	—	37,108	(5,252)	31,856
Total comprehensive income (loss)	—	37,108	—	37,108	(5,252)	31,856
Non-controlling interest contribution	—	—	—	—	1,569	1,569
Non-controlling interest distributions	—	—	—	—	(6,829)	(6,829)
Balance at September 30, 2022	$693,554	$343,205	$43,074	$1,079,833	$12,302	$1,092,135

	Owner contributions	Retained earnings	Paid-in capital resulting from transactions with non-controlling interests	Owner's net equity	Non-controlling interests	Total equity
	Audited
	U.S. dollars in thousands
Balance at January 1, 2022	$693,554	$271,448	$43,074	$1,008,076	$26,576	$1,034,652
Net income (loss)	—	10,304	—	10,304	(2,026)	8,278
Total comprehensive income (loss)	—	10,304	—	10,304	(2,026)	8,278
Distributions to Owner	—	(25,000)	—	(25,000)	—	(25,000)
Reclassification of redeemable non-controlling interest to liability	—	—	—	—	(6,687)	(6,687)
Non-controlling interests contributions	—	—	—	—	1,569	1,569
Non-controlling interests distribution	—	—	—	—	(6,860)	(6,860)
Balance at December 31, 2022	$693,554	$256,752	$43,074	$993,380	$12,572	$1,005,952

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2023	2022	2023	2022	2022
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Operating Activities:
Net (loss) income	$(168,350)	$89,461	$8,874	$31,856	$8,278
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Equity in loss of unconsolidated joint ventures	28,397	3,388	(24,624)	20,535	19,656
Fair value adjustment on investment properties, net	96,355	(103,866)	2,982	(76,411)	(56,913)
Depreciation	886	1,899	257	312	2,212
Other operating expenses	—	2,546	—	2,546	2,546
Impairment charges on goodwill	3,271	8,098	3,271	8,098	8,098
Income tax provision	3,662	—	—	—	4,924
Transaction and related costs	—	108	—	—	—
Gain on extinguishment of debt	—	(2,367)	—	—	(2,367)
Deferred rent	(1,253)	(2,095)	349	(594)	(2,758)
Credit loss on financial assets	2,189	1,939	1,201	712	2,580
Finance expenses	49,747	34,410	17,928	13,349	49,253
Finance income	(2,295)	(156)	(1,079)	(62)	(233)
Finance loss from financial assets at fair value through profit or loss	15,658	42,995	1,646	18,579	46,389
Foreign currency transaction loss (gain), net	4,675	(37,100)	1,122	(6,003)	(29,038)
	32,942	39,260	11,927	12,917	52,627
Changes in assets and liabilities:
Restricted cash	11,635	(19,979)	(2,174)	(16,291)	(25,258)
Rents and other receivables	(1,858)	(2,109)	(805)	1,832	(2,548)
Prepaid expenses and other assets	(2,080)	196	490	(396)	1,371
Accounts payable and accrued liabilities	(2,676)	5,864	4,836	5,169	(5,211)
Rental security deposits	(608)	134	347	(28)	596
Due to affiliates	3,741	1,201	(329)	(2,552)	749
Other liabilities	2,116	(5,616)	(555)	(3,400)	(757)
Lease incentives	(414)	178	(142)	51	297
	9,856	(20,131)	1,668	(15,615)	(30,761)
Net cash provided by (used in) operating activities	42,798	19,129	13,595	(2,698)	21,866
Cash Flows from Investing Activities:
Acquisitions of investment properties	—	(6,691)	—	(6,691)	(6,691)
Improvements to investment properties	(16,348)	(21,737)	(6,000)	(10,384)	(31,942)
Proceeds from sales of investment properties, net	40,867	9,747	73	219	62,816
Proceeds from sale of property plant and equipment	—	88,361	—	88,361	88,361
Additions to property plant and equipment - hotels	(46)	(704)	—	(615)	(676)
Cash received upon consolidation of PORT II	—	1,473	—	1,473	1,473
Investment in unconsolidated joint ventures	(28,388)	(23,318)	(28,388)	(1,387)	(23,780)
Distribution from unconsolidated joint ventures	1,144	—	—	—	462
Proceeds from the sale of investments in financial assets at fair value through profit or loss	13,791	—	234	—	—
Purchase of interest rate caps	(1,236)	(506)	(889)	—	(556)
Purchase of foreign currency derivatives	(100,327)	—	(33,187)	—	—
Proceeds from disposition of foreign currency derivatives	71,027	—	21,851	—	—
Release of deposit on foreign currency derivatives	2,777	—	2,777	—	—
Finance income received	2,248	155	1,053	61	230
Dividend income received from financial assets at fair value through profit or loss	3,930	7,525	1,684	2,451	7,762
Proceeds (funding) for development obligations, net	30	(6,407)	(404)	(2,382)	(7,934)
Proceeds from advances due from affiliates, net	—	7,008	—	1,761	7,039
(Funding) proceeds for capital expenditures	(209)	2,180	72	872	3,949
Net cash (used in) provided by investing activities	(10,740)	57,086	(41,124)	73,739	100,513

PACIFIC OAK SOR (BVI) HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

	Nine months ended September 30,		Three months ended September 30,		Year ended December 31,
	2023	2022	2023	2022	2022
	Unaudited				Audited
	U.S. dollars in thousands
Cash Flows from Financing Activities:
Proceeds from debentures, bonds and notes payable	$93,117	$191,667	$92,137	$46,563	$188,106
Principal payments on notes payable	(77,673)	(190,517)	(20,751)	(119,832)	(192,268)
Payments of deferred financing costs	(5,028)	(4,686)	(3,426)	(1,857)	(4,770)
Interest paid	(43,726)	(31,159)	(19,307)	(15,038)	(39,874)
(Distribution) contribution for debt service obligations	(16,640)	(2,500)	(16,640)	20,417	(2,500)
Payment to redeem Series A Cumulative Convertible Redeemable Preferred Stock	—	—	—	—	(16,934)
Non-controlling interests distributions, net	(644)	(8,847)	(31)	(8,816)	(8,847)
Non-controlling interests buyout	—	(6,687)	—	(6,687)	(6,687)
Dividends to Owner	(5,731)	(20,000)	(3,731)	—	(25,000)
Net cash (used in) provided by financing activities	(56,325)	(72,729)	28,251	(85,250)	(108,774)
Effect of exchange rate changes on cash and cash equivalents	(383)	(2,825)	(325)	(354)	(2,429)
Net (decrease) increase in cash and cash equivalents	(24,650)	661	397	(14,563)	11,176
Cash and cash equivalents, beginning of period	94,391	83,215	69,344	98,439	83,215
Cash and cash equivalents, end of period	$69,741	$83,876	$69,741	$83,876	$94,391

Supplemental Disclosure of Noncash Activities:

Accrued improvements to investment properties	$1,565	$6,389	$1,565	$6,389	$3,592

Assets and liabilities assumed or eliminated in connection with the PORT II consolidation

Investment property	$—	$135,030	$—	$135,030	$—
Restricted cash	—	361	—	361	—
Prepaid expenses and other assets	—	639	—	639	—
Notes payable	—	(82,646)	—	(82,646)	—
Accounts payable and accrued liabilities	—	(1,030)	—	(1,030)	—
Other liabilities	—	(1,499)	—	(1,499)	—
Due to affiliates	—	(148)	—	(148)	—
Non-controlling interest	—	(1,125)	—	(1,125)	—
Investment in joint ventures	—	(51,055)	—	(51,055)	—
Cash assumed in connection with the PORT II consolidation	$—	$(1,473)	$—	$(1,473)	$—

The accompanying notes are an integral part of the interim consolidated financial statements.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 1:    GENERAL INFORMATION

These financial statements have been prepared in a condensed format as of September 30, 2023 and for the nine and three months period then ended ("interim condensed financial statements"). These interim condensed financial statements should be read in conjunction with the Company's annual financial statements as of December 31, 2022 and for the year then ended and the accompanying notes ("annual financial statements").

The Company and its subsidiaries (the "Group") operate in the investment real estate segment in the United States, which includes mainly investment in office and residential real estate and undeveloped lands. In addition, the Company invests in real estate equity securities. The Company has three reporting segments: 1) strategic opportunistic properties 2) residential homes and 3) hotel.

As of September 30, 2023, the Company owned ten office properties, encompassing, in the aggregate, approximately 3.2 million rentable square feet and these properties were 70% occupied. In addition, the Company owned one residential home portfolio consisting of 2,449 residential homes and encompassing approximately 3.5 million rental square feet and two apartment properties, containing 609 units and encompassing approximately 0.5 million rentable square feet, which were 95% and 92% occupied, respectively. The Company also owned one hotel property with 196 rooms, four investments in undeveloped land with approximately 696 developable acres and one office/retail development property.

Due to rising interest rates, we may experience restrictions in our liquidity based on certain financial covenant requirements, our inability to refinance maturing debt in part or in full as it comes due and higher debt service costs and reduced yields relative to cost of debt. If we are unable to find alternative credit arrangements or other funding in a high interest environment, our business needs may not be adequately met. Based on interest rates as of September 30, 2023, if interest rates were 100 basis points higher or lower during the 12 months ending September 30, 2023, interest expense on our variable rate debt would increase or decrease by $2.7 million and $4.3 million, respectively.

In addition, tenants and potential tenants of the Company’s properties may be adversely impacted by inflation and rising interest rates, which could negatively impact the Company’s tenants’ ability to pay rent and the demand for the Company’s properties. Such adverse impacts on the Company’s tenants may cause increased vacancies, which may add pressure to lower rents and increase the Company’s expenditures for re-leasing.

As of September 30, 2023, the Company had a working capital shortfall amounting to $188.6 million, primarily attributed to loans maturing in the year following the date of the statement of financial position. The Company intends to refinance loans as they come due, given the relatively low leverage of the Company’s properties, the Company’s relationship with third-party lenders and its past experience placing debt on its properties. There are no limitations on the Company’s ability to withdraw funds from the Company’s subsidiaries. The Company expects to generate cash flow from additional asset sales in 2024. Accordingly, the Company and the board of directors does not view the working capital shortfall as a liquidity problem. Additionally, as part of the issuance of the Series C Bonds, of the proceeds, 61.8 million Israeli new Shekels (approximately $16.2 million as of September 30, 2023) were held on deposit for obligations related to the Series B Debentures.. Subsequent to the balance sheet date, the Company closed on sale of approximately 115 developable acres of Park Highlands lands for gross sale proceeds of approximately $41.0 million, see Note 7 for further details.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 2:    SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation of the interim consolidated financial statements:

The interim consolidated financial statements have been prepared in accordance with generally accepted accounting principles for the preparation of financial statements for interim periods, as prescribed in IAS 34, "Interim Financial Reporting", and in accordance with the disclosure requirements of Chapter D of the Securities Regulations (Periodic and Immediate Reports), 1970.

The accounting policies adopted in the preparation of the interim consolidated financial statements are consistent with those followed in the preparation of the annual consolidated financial statements.

Disclosures of new standards in the period prior to their adoption:

Amendments to IAS 1 and IFRS Practice Statement 2 "Disclosure of Accounting Policies":

On February 2021, the IASB issued Disclosure of Accounting Policies (Amendments to IAS 1 and IFRS Practice Statement 2) with amendments that are intended to help preparers in deciding which accounting policies to disclose in their financial statements. The amendments are effective for annual periods beginning on or after 1 January 2023.

Amendment to IAS 8, "Accounting Policies, Changes to Accounting Estimates and Errors":

On February 2021, the IASB issued Definition of Accounting Estimates (Amendments to IAS 8) to help entities to distinguish between accounting policies and accounting estimates. The amendments are effective for annual periods beginning on or after 1 January 2023.

Amendments to IAS 1 - Presentation of Financial Statements

The amendments clarify how to classify debt and other liabilities as current or non-current. The amendments to IAS 1 apply to annual reporting periods beginning on or after January 1, 2024. The company is currently assessing the impact of these amendments.

There are currently no other future changes to IFRS with potential impact on the company.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES

As of September 30, 2023, the Company’s investments in unconsolidated entities were composed of the following (dollars in thousands):

	Properties as of September 30, 2023			Investment Balance as of
				September 30,		December 31, 2022
				2023	2022
Joint Venture		Location	Ownership %	(Unaudited)		(Audited)
110 William Joint Venture	1	New York, New York	(1)	$112,540	$61,018	$47,574
353 Sacramento Joint Venture	1	San Francisco, California	55.0%	11,754	79,154	77,147
Pacific Oak Opportunity Zone Fund I	3	Various	46.0%	36,039	37,582	36,765
				$160,333	$177,754	$161,486
(1) On July 5, 2023, the 110 William Joint Venture completed a debt and equity restructuring (the "Restructuring Agreements") and as part of the Restructuring Agreements, the Company committed to funding up to $105.0 million (“Capital Commitments”) to the 110 William Joint Venture in exchange for 77.5% of preferred interest. As of September 30, 2023, the outstanding amount to be paid under this commitment is approximately $79.7 million. See below for further details. The Company holds common and preferred interests in the 110 William Joint Venture and is entitled to profit participation interests based on a tiered waterfall calculation which may not be reflective of the Company's economic interest in the entity.

Equity in (loss) income of unconsolidated joint ventures for the nine and three months ended September 30, 2023 and 2022 and the year ended December 31, 2022 was as follows (in thousands):

	Nine Months Ended September 30,		Three Months Ended September 30,		Year ended December 31, 2022
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)		(Audited)
110 William Joint Venture	$36,587	$(25,907)	$53,196	$(25,720)	$(39,351)
353 Sacramento Joint Venture	(64,248)	(6,139)	(29,058)	(5,561)	(8,146)
Pacific Oak Opportunity Zone Fund I	(736)	10,367	486	10,225	9,551
PORT II OP LP (1)	—	18,291	—	521	18,290
Equity in (loss) income of unconsolidated joint ventures	$(28,397)	$(3,388)	$24,624	$(20,535)	$(19,656)
(1) The Company consolidated the investment in PORT II OP LP as of July 1, 2022.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

110 William Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak SOR SREF III 110 William, LLC (100%) (in thousands):

	September 30,		December 31,
	2023	2022	2022
	(Unaudited)		(Audited)
Current assets	$10,853	$13,233	$12,483
Non-current assets (investment property)	386,400	416,300	401,900
Current liabilities	10,622	327,243	334,500
Non-current liabilities	248,518	593	593

Equity	138,113	101,697	79,290

Equity attributable to equity holders of the Company (based on the waterfall mechanism)	$112,540	$61,018	$47,574

	Nine Months Ended September 30,		Three Months Ended September 30,		Year ended December 31, 2022
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)		(Audited)
Revenues	$18,473	$20,318	$5,535	$3,782	$26,856
Gross profit (loss)	3,296	8,391	(804)	2,465	10,784
Operating (loss) *)	(32,385)	(36,919)	(22,895)	(42,834)	(49,260)
Net income (loss) *)	9,628	(54,097)	37,310	(53,044)	(76,506)
Share of income (loss) from joint venture (based on the waterfall mechanism)	36,587	(25,907)	53,196	(25,720)	(39,351)
*) Includes revaluation of investment properties	$(35,402)	$(45,310)	$(22,088)	$(45,299)	$(60,044)

On July 5, 2023, Company completed a number of transactions associated with the 110 William property, as follows:

Refinancing of the current Senior Debt and the Leasehold Improvement Loan in the Property

Finalizing the refinancing of the senior debt, by way of an engagement in a series of financing agreements in the total amount of approximately USD 316 million, with the current lenders in the Property, for a 3-year period, with two extension options of one year each. Said financing is divided into two components: One component of a senior loan in the amount of approximately USD 239.05 million, carrying an annual interest rate of SOFR+2%, and a second component for completing improvements in the leasehold, with a facility amount of up to approximately USD 66.27 million carrying an annual interest rate of SOFR+3%.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

Refinancing of the current Mezz debt using Preferred Equity

Refinancing of the Mezz debt, was closed using preferred equity, which shall be financially subordinate to the funds that the Company has undertaken to invest in the Property. The preferred equity was provided by the Mezz loan lender by assigning Preferred Interests of approximately 22.5% of the preferred interests in the company indirectly holding the property company and carries a surplus yield of 7% per annum (hereinafter: "The Preferred Equity").

The Company has undertaken to invest approximately USD 105 million in the aforementioned property to be gradually invested concurrent with progress in completing the leasehold improvements (as noted in the below Subsection C), in return for the allocation of the balance (77.5%) of the preferred interest in the aforementioned entity, and does not expect to be required to make additional significant investments in the property beyond the aforementioned investment undertaking.

Engagement in an agreement to lease substantially all the vacant spaces in the Property

An engagement in a lease agreement was closed with a municipal entity of New York City (hereinafter: "the Tenant") for the lease of approximately 640.74 thousand square feet in the Property (out of a total of approximately 928.15 thousand square feet in the Property). The Tenant is expected to enter into the Property gradually, in three stages (each including approximately 200 thousand square feet). The three Delivery Stages shall be completed within approximately 26 months after entering into the lease agreement.

The annual rental fees, on a monthly basis, are approximately USD 44 per square foot (approximately USD 28 million per year), which shall be increase by approximately USD 4 per square foot every 5 years during the lease period.

The lease period is for 20 years, and the Tenant also has the option of extending the lease period by two additional periods of 5 years each.

Full dilution of the partner's interests in the Property

In light of engaging in the aforesaid agreements, and given the fact that the Company's partner in the Property (40%) has notified that it is unable to participate in the cost of the Leasehold Improvements, an agreement for the sale of the entire holdings of said partner to the Company was closed in consideration of 10% of the future gains generated by the Company from distributions in the Property and/or the sale thereof. The payment of said consideration is contingent upon the Company completing an IRR of at least 17% compared to its investment in the Property and upon having an equity multiplier of at least 2.0.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

353 Sacramento Joint Venture:

Summarized information about the statements of financial position and the statements of profit or loss of 353 Sacramento Street, Pacific Oak SOR Acquisition XXIX, LLC (100%) (in thousands):

	September 30,		December 31,
	2023	2022	2022
	(Unaudited)		(Audited)
Current assets	$13,297	$19,648	$19,123
Non-current assets (investment property)	121,500	236,100	233,400
Current liabilities	2,211	1,914	2,318
Non-current liabilities	112,806	112,171	112,256

Equity	19,780	141,663	137,949

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$11,754	$79,154	$77,147

	Nine Months Ended September 30,		Three Months Ended September 30,		Year ended December 31, 2022
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)		(Audited)
Revenues	$8,724	$12,238	$3,104	$2,920	$15,156
Gross profit	2,887	3,372	784	942	4,127
Operating (loss) *)	(109,184)	(6,603)	(49,347)	(9,033)	(8,475)
Net loss *)	(116,188)	(10,290)	(51,976)	(9,965)	(13,978)
Share of loss from joint venture (Based on the waterfall mechanism)	(64,248)	(6,139)	(29,058)	(5,561)	(8,146)
*) Includes revaluation of investment properties	$(112,021)	$(9,975)	$(50,342)	$(9,975)	$(12,614)

Pacific Oak Opportunity Zone Fund I:

Summarized information about the statements of financial position and the statements of profit or loss of Pacific Oak Opportunity Zone Fund 1, LLC (100%) (in thousands):

	September 30,		December 31,
	2023	2022	2022
	(Unaudited)		(Unaudited)
Current assets	$2,898	$14,618	$4,345
Non-current assets (investment property)	125,656	130,896	135,119
Current liabilities	1,347	1,181	2,101
Non-current liabilities	50,785	53,926	48,514

Equity	76,422	90,407	88,849

Equity attributable to equity holders of the Company (Based on the waterfall mechanism)	$36,039	$37,582	$36,765

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 3:    INVESTMENT IN JOINT VENTURES (CONTINUED)

	Nine Months Ended September 30,		Three Months Ended September 30,		Year ended December 31, 2022
	2023	2022	2023	2022
	(Unaudited)		(Unaudited)		(Unaudited)
Revenues	$5,576	$4,005	$2,108	$1,418	$5,352
Gross profit	4,580	2,388	1,678	766	1,662
Operating (loss) profit *)	(6,184)	29,806	(8,214)	30,012	23,524
Net (loss) profit *)	(7,762)	29,806	(8,939)	30,012	23,524
Share of (loss) profit from joint venture (Based on the waterfall mechanism)	(736)	10,367	486	10,225	9,551
*) Includes revaluation of investment properties	$(8,045)	$32,204	$(9,067)	$32,204	$28,560

The Company does not attach the financial statements related to the investments in unconsolidated joint ventures, as the reports do not add more information to the contained above.

NOTE 4:    FINANCIAL INSTRUMENTS

The fair value of the Series B debentures payable as of September 30, 2023 and December 31, 2022 was approximately $276.0 million (1.2 billion NIS) and $304.8 million (1.2 billion NIS), respectively, and the fair value of the Series C bonds payable as of September 30, 2023 was approximately $90.1 million (340.3 million NIS).

The Series B Debentures contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 475 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); (iii) Adjusted NOI shall be no lower than USD 35 million; and (iv) the consolidated scope of the projects for development of the Company shall not exceed 10% of the adjusted balance. As of September 30, 2023, the Company was in compliance with all covenants under the deed of trust of the Series B Debentures; (i) Consolidated Equity Capital of the Company as of September 30, 2023 was $820.5 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 58%; (iii) the Adjusted NOI was $73.8 million for the trailing twelve months ended September 30, 2023; and (iv) the consolidated scope of projects was $0 as of September 30, 2023.
The Series C Bonds contains the following covenants: (i) Consolidated Equity Capital of the Company (not including minority rights) shall not be less than USD 450 million; (ii) the Net Adjusted Financial Debt to Net Adjusted Cap (shall not exceed a rate of 75%); and (iii) the Loan to Collateral Ratio shall not exceed 75%. As of September 30, 2023, the Company was in compliance with all covenants under the deed of trust of the Series C Bonds; (i) Consolidated Equity Capital of the Company as of September 30, 2023 was $820.5 million; (ii) the Net Adjusted Debt to Net Adjusted Cap was 58%; and (iii) the Loan to Collateral Ratio was 39% for the trailing twelve months ended September 30, 2023.
The Company's investments in real estate equity securities are carried at their estimated fair value based on quoted market prices (Level 1) for the securities. Unrealized gains and losses are reported in finance (loss) income from financial assets at fair value through profit or loss.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION

The operating segments are identified on the basis of information that is reviewed by the chief operating decision maker ("CODM") to make decisions about resources to be allocated and asses its performance. All corporate related costs are included in the strategic opportunistic properties segment to align with how financial information is presented to the CODM. The selected financial information for the reporting segments as of and for the nine and three months ended September 30, 2023 and 2022 and as of and the year ended December 31, 2022 is as follows (in thousands):

	September 30, 2023
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total

Investment properties	$1,142,250	$438,258	$—	$1,580,508
Property plant and equipment - hotels, net	$—	$—	$40,858	$40,858
Total assets	$1,442,128	$463,247	$45,697	$1,951,072
Total liabilities	$874,239	$219,893	$25,982	$1,120,114

	September 30, 2022
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total

Investment properties	$1,340,690	$443,238	$—	$1,783,928
Property plant and equipment - hotels, net	$—	$—	$42,039	$42,039
Total assets	$1,712,049	$460,011	$51,999	$2,224,059
Total liabilities	$871,649	$233,249	$27,026	$1,131,924

	December 31, 2022
	Audited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total

Investment properties	$1,264,526	$435,437	$—	$1,699,963
Property plant and equipment - hotels, net	$—	$—	$41,697	$41,697
Total assets	$1,636,842	$448,210	$47,416	$2,132,468
Total liabilities	$885,342	$214,884	$26,290	$1,126,516

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 5:    SEGMENT INFORMATION (CONTINUED)

	Nine months ended September 30, 2023
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
Total revenues and other income	$72,611	$28,269	$6,673	$107,553
Gross profit	$31,883	$13,952	$1,398	$47,233
Finance expenses	$40,286	$7,735	$1,726	$49,747

	Three months ended September 30, 2023
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
Total revenues and other income	$24,453	$9,487	$1,196	$35,136
Gross profit (loss)	$9,824	$4,557	$(134)	$14,247
Finance expenses	$14,753	$2,561	$614	$17,928

	Nine months ended September 30, 2022
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
Total revenues and other income	$72,554	$20,869	$27,952	$121,375
Gross profit	$33,824	$9,343	$10,472	$53,639
Finance expenses	$24,361	$6,040	$4,009	$34,410

	Three months ended September 30, 2022
	Unaudited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
Total revenues and other income	$23,699	$8,993	$9,181	$41,873
Gross profit	$10,171	$3,812	$3,810	$17,793
Finance expenses	$9,566	$2,657	$1,126	$13,349

	Year ended December 31, 2022
	Audited
	Strategic Opportunistic Properties	Residential Homes	Hotel	Total
Total revenues and other income	$96,964	$30,156	$30,749	$157,869
Gross profit	$45,543	$13,543	$11,497	$70,583
Finance expenses	$35,847	$8,955	$4,451	$49,253

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Real Estate Sale - Park Highlands Land

In January 2023, the Company, through an indirect wholly owned subsidiary, entered into a purchase and sale agreement, as amended and extended the closing dates to sell 234 developable acres of undeveloped land located in North Las Vegas, Nevada (“Park Highlands”). The previous anticipated closing dates were December 2022 and 2023 and has been extended to October 2023 and 2024. In return for the extensions, the buyer agreed to release the $17.0 million deposit that had previously been held in escrow, to the Company.

In February 2023, the Company, through a taxable REIT subsidiary, sold approximately 71 developable acres of Park Highlands undeveloped land for an aggregate sales price, of $40.1 million, excluding future development costs, closing costs and credits. The purchaser is not affiliated with the Company or the Advisor. As a result of this sale, the Company recognized an income tax provision of $3.7 million classified as income tax provision in the accompanying consolidated statement of profit or loss and a corresponding deferred tax liability classified as other liabilities in the accompanying statement of financial position.

Real Estate Sale - Madison Square School

In May 2023, the Company, through an indirect wholly owned subsidiary, sold a vacant building within the Madison Square property in Phoenix, Arizona ("Madison Square School") to an unaffiliated third party, for $6.4 million, before closing costs and credits. The fair value of the Madison Square School as of the disposition date was $2.4 million and the sale resulted in a $3.6 million gain recorded as a fair value adjustment of investment properties, net in the accompanying consolidated statements of profit or loss.

Recent Debt Transactions

During the nine months ended September 30, 2023, the Company extended the maturity date of the following loans: Lofts at NoHo Commons Mortgage Loan to September 9, 2024, Q&C Hotel Mortgage Loan to January 31, 2024 and Georgia 400 Mortgage Loan to May 22, 2024. Additionally, the Company repaid the Eight & Nine Corporate Centre Mortgage Loan of approximately $47.9 million.

During the nine months ended September 30, 2023, the Company refinanced and consolidated four of its mortgage loans to one loan with an outstanding principal balance of $188.0 million (the “Four Pack Mortgage Loan”) and is cross-collateralized by the associated properties: Park Centre, 1180 Raymond, The Marq, and Oakland City Center. The Four Pack Mortgage Loan has an initial maturity of September 1, 2026 with two 1-year extension options and monthly amortization payments of $0.7 million. As part of the Four Pack Mortgage Loan, Pacific Oak SOR Properties, LLC, an indirect subsidiary of the Company, guarantees the December 1, 2023 $10.0 million paydown.

PACIFIC OAK SOR (BVI) HOLDINGS LTD.
NOTES TO INTERIM CONSOLIDATED FINANCIAL STATEMENTS

U.S. Dollars in thousands

NOTE 6:    SIGNIFICANT EVENTS DURING THE REPORTING PERIOD (CONTINUED)

In July 2023, the Company, completed in aggregate, offerings of 340.3 million Israeli new Shekels (approximately $89.2 million as of September 30, 2023) Series C bonds (the "Series C Bonds"). The Series C Bonds were issued and registered with the Tel Aviv Stock Exchange. Additionally, of the proceeds, 61.8 million Israeli new Shekels (approximately $16.2 million as of September 30, 2023) were held on deposit for obligations related to the Series B Debentures. The terms of the Series C Bonds are governed by a deed of trust, among the Company and the trustee. The notes will bear interest at the rate of 9% per year. The Series C Bonds mature on June 30, 2026 and are collateralized by specified lands in Park Highlands and Richardson. The Series C bonds have an equal level of security, pari passu, amongst themselves, without any right of precedence or preference between any of them.

Dividend Approval

On August 16, 2023, the Company’s board of directors approved a distribution of dividend in the amount of $4.0 million to the Owner. The unpaid dividend amount as of September 30, 2023 was $0.3 million.

Guarantee Agreements

As of September 30, 2023 and as part of the 110 William Joint Venture Restructuring Agreements, Pacific Oak SOR Properties, LLC, an indirect subsidiary of the Company, became the guarantor for certain guarantees related to the 110 William Joint Venture, including guaranteeing: all debt servicing costs and timely debt payments, completion for the construction and development of tenant improvement work, funding related to the Capital Commitments, and recourse obligations. The related debt has an initial maturity of July 5, 2026 and guarantee amounts are due upon occurrence of any one triggering event.

NOTE 7:    SUBSEQUENT EVENTS

The Company evaluates subsequent events up until the date the consolidated financial statements are issued.

Real Estate Sale - Park Highlands Land

On October 3, 2023, the Company, through an indirect wholly owned subsidiary, closed on the sale of approximately 115 developable acres of undeveloped land located in North Las Vegas, Nevada (“Park Highlands”) for gross sale proceeds of approximately $57.4 million, before net closing costs and credits and development costs. The land was not encumbered by the Series C Bonds and $7.5 million of a $17.0 million earnest money deposit was applied to this sale. The purchaser is not affiliated with the Company nor the Advisor.

Dividend Approval

On November 21, 2023, the Company’s board of directors approved a distribution of dividend in the amount of $3.0 million to the Owner.

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